UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2025

NIAGEN BIOSCIENCE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37752	26-2940963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10900 Wilshire Blvd. Suite 600, Los Angeles, California 90024
(Address of principal executive offices, including zip code)

(310) 388-6706
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NAGE	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On March 17, 2025, Niagen Bioscience, Inc. (formerly ChromaDex Corporation) (the “Company”) amended its Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to change the Company’s name to “Niagen Bioscience, Inc.,” effective as of 12:01 a.m. Eastern Time on March 19, 2025. The amendment to the Certificate of Incorporation is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

In connection with the Company’s new name, the Company will also change the ticker symbol for the Company’s common stock, which will continue to be listed and traded on The Nasdaq Capital Market (“Nasdaq”), to “NAGE,” and the common stock will begin trading under the new ticker symbol as of the opening of Nasdaq trading hours on March 19, 2025. The CUSIP number of the Company’s common stock will not change.

In addition, the Company amended and restated its Amended and Restated Bylaws to reflect the Company’s new name. The Amended and Restated Bylaws are attached as Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

Following the change to the Company’s name, any stock certificates that reflect the former name of the Company will continue to be valid. Certificates or book-entry designations reflecting the Company’s new name “Niagen Bioscience, Inc.” will be issued in due course as old stock certificates are tendered for exchange or transfer to the Company’s transfer agent.

Item 7.01     Regulation FD Disclosure.

On March 19, 2025, the Company issued a press release announcing the Company’s new name. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Certificate of Amendment to the Company’s Amended and Restated Certificate of Incorporation
3.2	Amended and Restated Bylaws of Niagen Bioscience, Inc.
99.1	Press Release dated March 19, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NIAGEN BIOSCIENCE, INC.

Dated: March 19, 2025	By:	/s/ Robert Fried
Name: Robert Fried
Chief Executive Officer